Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jay B. Knoll, certify that:

1.	I have reviewed this Amendment No. 1 to Form 10-K of Energy Conversion Devices, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 28, 2011	By:	/s/ Jay B. Knoll
Name: Jay B. Knoll
Title: Interim President (Principal Executive Officer) of
Energy Conversion Devices, Inc.